EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated March 4, 1999 included in Information Analysis Incorporated's Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this Registration Statement.


                                             /s/: Rubino & McGeehin, Chartered

                                            RUBINO & MCGEEHIN, CHARTERED



         Bethesda, Maryland
         January 31, 2000